UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 18, 2022
Date of Report (Date of earliest event reported)

Everi Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32622	20-0723270
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7250 S. Tenaya Way, Suite 100, Las Vegas, Nevada 89113
(Address of principal executive offices) (Zip Code)

(800) 833-7110
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	EVRI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
The annual meeting of stockholders of Everi Holdings Inc. (the “Company”) was held on May 18, 2022. The proposals identified herein were previously disclosed in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 20, 2022.
1.Election of two Class II director nominees named in the 2022 Proxy Statement to serve until the Company’s 2025 annual meeting of stockholders.
The stockholders voted to re-elect Geoffrey P. Judge and Michael D. Rumbolz as Class II directors to the Board of Directors of the Company for a term expiring at the 2025 annual meeting of stockholders, and to hold office until the designated annual meeting or until their successors are elected and qualified, or until their earlier resignation. The table below indicates the voting results:

	For	Withheld	Broker Non-Votes
Geoffrey P. Judge	63,726,681	7,658,752	10,991,799
Michael D. Rumbolz	66,028,629	5,356,804	10,991,799
2.Approval, on an advisory basis, of the compensation of the Company’s named executive officers as shown in the 2022 Proxy Statement.
The stockholders voted to approve, on an advisory basis, the compensation of the Company’s named executive officers. The table below indicates the voting results:

For	Against	Abstain	Broker Non-Votes
70,171,306	1,169,863	44,264	10,991,799

3.Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.
The stockholders voted to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The table below indicates the voting results:

For	Against	Abstain
81,784,015	576,883	16,334

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERI HOLDINGS INC.

Date: May 18, 2022	By:	/s/ Todd A. Valli
Senior Vice President, Corporate Finance and Tax & Chief Accounting Officer